Exhibit 10.13

LAND COURT Return By [X] Mail [ ] Pickup	To:	REGULAR SYSTEM

Gibson, Dunn & Crutcher

800 Newport Center Drive

Newport Beach, California 92660

Attention:     Claudia Kihano Parker, Esq.

SUPPLEMENT TO GEOTHERMAL RESOURCES
MINING LEASE NO. R-2

THIS SUPPLEMENT is made as of the 9th day of July, 1990, by the STATE OF HAWAII, acting by its Board of Land and Natural Resources, as Lessor, and KAPOHO LAND PARTNERSHIP, a Hawaii Limited partnership, whose business and mailing address is P.O. Box 374, Hilo, Hawaii 96720, as Lessee;

WITNESSETH:

WHEREAS, pursuant to that certain unrecorded Geothermal Resources Mining Lease No. R-2, dated February 20, 1981, a short form of which was recorded in the Bureau substantially concurrently herewith (“State Lease”), Lessor leased to Lessee certain rights with respect to geothermal resources and geothermal by-products in and under that certain real property described in Exhibit “A” thereto; and

WHEREAS, Lessee has recently caused an updated survey to be taken of such real property, which survey more accurately defines the boundaries of such real property; and

WHEREAS, Lessor and Lessee desire to supplement the State Lease as set forth herein.

NOW, TH EREFORE, in consideration of the premises, the parties hereto agree as follows:

1.     The State Lease is hereby supplemented by deleting the original Exhibit “A” thereto and substituting in lieu thereof the new Exhibit “A” attached hereto and hereby incorporated herein.

2.     This document may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument, with the same effect as if the signatures were upon the same instrument.

3.     Except as supplemented herein, the State Lease remains otherwise unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the date and year first above written.

STATE OF HAWAII By its Board of Land and Natural Resources

Chairperson and Member of the Board of Land and Natural Resources KAPOHO LAND PARTNERSHIP, a Hawaii limited partnership

By:	KAPOHO MANAGEMENT CO., INC., a Hawaii corporation, Its General Partner

By:
Its: Chairman

By:
Its: President

By:
Its: Vice President

APPROVED AS TO FORM:

Deputy Attorney General

      July 10, 1990

Approved by the Chairperson of

The Board of Land and Natural

Resources at Its Meeting Held

On ____________, 1990

Dated: _________________

STATE OF HAWAII COUNT OF HONOLULU	) ) SS. )

On this 9th day of July, 1990, before me personally appeared C. ARTHUR LYMAN, ALBERT LONO LYMAN and JANE T. K. LYMAN, to me known, who, being by me duly sworn, did say that they are the Chairman, President and Vice President, respectively, of KAPOHO MANAGEMENT CO., INC., a Hawaii corporation, the General Partner of KAPOHO LAND PARTNERSHIP, a Hawaii limited partnership; that the seal affixed to the foregoing instrument is the corporate seal of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said officers acknowledged said instrument to be the free act and deed of said corporation and said partnership.

Notary Public, State of Hawaii My commission expires: 08-02-91

EXHIBIT “A”

(1) Lot 1 (Power Plant), Being a portion of L.P. 8177 and R.P. 4497 .

L.C. Aw. 8559, Apana 5 to C. Kanaina, Kapoho, Puna, Island of Hawaii, Hawaii, more particularly described as follows:

Beginning at the northwest corner of this parcel of land and on the southerly side of Kapoho-Pahoa Road, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KALIU” being 11,468.94 feet North and 8,724.33 feet East and running by azimuths measured clockwise from True South:

1. 241° 46’ 24” 71.21 feet along Kapoho-Pahoa Road; Thence along Lot 2, the remainder of L.P. 8177 and R.P. 4497, L.C. Aw. 8559, Apana 5 to C. Kanaina for the next thirty-five (35) courses, the azimuths and distances between points being:

2. Following along a curve to the left having a radiusof 20.00 feet, the chord azimuth and distance being:
11° 28’ 45° 30.77 feet;

3. 321° 11' 1234.51 feet;

4. Thence along a curve to the left having a radius of 1985.00 feet, the chord azimuth and distance being: 315° 53’ 30” 366.14 feet;

5.	310°	36'		258.68	feet;

6.	302°	52’		413.75	feet;

7.	305°	20’	30’	29.52	feet;

8.	6°	11’	30”	149.78	feet;

9.	256°	34’	30**	173.94	feet;

10.	305°	20’	30”	45.58	feet;

11.	215°	20’	30’	35.00	feet;

12.	305°	20’	30”	208.56	feet;

13.	245°	48’		52.93	feet;

14.	335°	48’		186.32	feet;

15.	245’	48’		100.00	feet;

16.	335°	48’		288.68	feet;

17.	65°	48’		164.00	feet;

18.	335°	48’		150.00	feet;

19.	65°	48’		200.00	feet;

20.	155°	48’		150.00	feet;

21.	65°	48’		412.78	feet;

22.	67°	50’	04”	250.00	feet;

23.	155°	48’		49.10	feet;

24.	68°	18’	50'*	114.52	feet;

25.	155°	48'		50.00	feet;

26.	248°	18’	50”	296.32	feet;

27.	155°	48’		191.00	feet;

28.	245°	48’		124.00	feet;

29.	155°	48’		219.00	feet;

30.	245°	48’		28.81	feet;

31.	186°	11’	30”	412.91	feet;

32.     122° 52’     232.94 feet;

33.     130° 36’     409.32 feet;

34.     Thence along a curve to the left having a radius of

2015.00 feet, the chord azimuth and distance being:

135° 53’ 30”    371.67 feet;

35.     141° 11’     1247.59 feet;

36.     Thence along a curve to the left having a radius of

20.00 feet, the chord azimuth and distance being:

101° 28’ 42”     25.55 feet to

the point of beginning and containing an area of 13.709 acres.

(2)

Lot 2. being a portion of L.P. 8177 and R.P. 4497, L.C. Aw. 8559, Apana 5 to C. Kanaina, Kapoho, Puna, Island of Hawaii, Hawaii,

Beginning at a point at the southwest corner of this parcel of land on the east side of Pohoiki Road being also the northwest corner of Hawaii Geothermal Research Project Site, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KALIU” being 7,328.44 feet North and 8,606.67 feet East and running by azimuths measured clockwise from True South:

1.     160°     03’     24”     251.79 feet along the easterly side

of Pohoikl Road;

2.     Thence along the easterly side of Pohoiki Road,

along a curve to the right having a radius of 432.00 feet, the chord azimuth and distance being:

178°   16’ 24”       270.10 feet;

3.     196°     29’     24”“     249.92 feet along the easterly side

of Pohoiki Road;

4.     Thence along the easterly side of Pohoiki Road,

along a curve to the left having a radius of 182.00 feet, the chord azimuth and distance being:

158°    55’    64”    221.88 feet;

5.     121°     22’     24”     2031.38 feet along the easterly side

of Pohoiki Road;

6.	126°	06’	54”	1404.95	feet along the easterly side of Pohoiki Road;

7.	141°	35’	04”	113.00	feet along the easterly side of Pohoiki Road;

8.	211°	55’	54”	75.32	feet along the southerly side of Kapoho-Pahoa Road;

9.	256°	55’	54”	1010.01	feet along the southerly side of Kapoho-Pahoa Road;

10.	346°	55’	54”	100.00	feet along HELCO sub-station site;

11.	256°	55’	54”	150.00	feet along HELCO sub-station site;

12.	166°	55’	54”	100.00	feet along HELCO sub-station site;

13.	256°	55’	54”	303.02	feet along the southerly side of Kapoho-Pahoa Road (Proj. No. A-132-01-60);

14.     Thence along the southerly side of Kapoho-Pahoa Road

(Proj. No. A-132-01-60). along a curve to the left having a radius of 2321.83 feet, the chord azimuth and distance being: 249° 21’ 09” 612.48 feet;

15.     241° 46'     24”     1273.36 feet along the southerly

side of Kapoho-Pahoa Road

(Proj. No. A-132-01-60);

16.     Thence -along Lot 1, the remainder of L.P. 8177 and

R.P. 4497. L.C. Aw. 8559, Apana 5 to C. Kanaina, along a curve to the right having a radius of 20.00 feet, the chord azimuth and distance being:

281° 28’     42”     25.55 feet;

Thence along Lot 1. the remainder of L.P. 8177 and R.P. 4497. L.C. Aw. 8559. Apana 5 to C. Kanaina for the next thirty four (34) courses, the azimuths and distances being:

17.	321°	11’	1247.59	feet;

18. Thence along a curve to the left having a radius of 2015.00 feet, the chord azimuth and distance being: 315° 53’ 30” 371.67 feet;

19.	310°	36'		409.32	feet;

20.	302°	52’		232.94	feet;

21.	6°	11’	30”	412.91	feet;

22.	65°	48’		28.81	feet;

23.	335°	48’		219.00	feet;

24.	65°	48’		124.00	feet;

25.	335°	48’		191.00	feet;

26.	68°	18’	50”	296.32	feet;

27.	335°	48’		50.00	feet;

28.	248°	18’	50”	114.52	feet;

29.	335°	48’		49.10	feet;

30.	247°	50’	04”	250.00	feet;

31.	245°	48’		412.78	feet;

32.	335°	48’		150.00	feet;

33.	245°	48’		200.00	feet;

34.	155°	48’		150.00	feet;

35.	245°	48’		164.00	feet;

36.	155°	48’		288.68	feet;

37.	65°	48’		100.00	feet;

38.	155°	48'		186.32	feet;

39.	65°	48'		52.93	feet;

40.	125°	20’	30”	208.56	feet;

41.	35°	20’	30”	35.00	feet;

42.	125°	20’	30”	45.58	feet;

43.	76	34’	30”	173.94	feet;

44.	186°	11’	30”	149.78	feet;

45.	125°	20’	30”	29.52	feet;

46.	122°	52’		413.75	feet;

47.	130°	36’		258.68	feet;

48.	Thence along a curve to the				right haying a radius of 1985.00 feet, the chord azimuth and distance being: 135°53’30” 366.14 feet;

49.	141°	11’			1234.51 feet;

50.	Thence along a curve to the				right having a radius of 20.00 feet, the chord azimuth and distance being: 191°28’45”30.77 feet;

51.	241°	46’	24”	411.07	feet along Kapoho-Pahoa Road;

52.	331°	46’	24”	5.00	feet along a jog in Kapoho-Pahoa Road (Proj. No. A-132-01-60);

53.	241°	46’	24”	75.00	feet along the southerly side of Kapoho-Pahoa Road (Proj. No. A-132-01-60);

54.	151°	46’	24”	5.00	feet along a jog in Kapoho-Pahoa Road (Proj. No. A-132-01-60);

55.	241°	46’	24”	105.65	feet along the southerly side of Kapoho-Pahoa Road (Proj. No. A-132-01-60);

56.     Thence along the southerly side of Kapoho-Pahoa Road

(Proj. No. A-132-01-60), along a curve to the left having a radius of 2321.83 feet, the chord azimuth and distance being:

235° 16' 24”    525.68 feet;

57.     228°      46’    24”     224.35 feet along the southerly

side of Kapoho-Pahoa Road (Proj. No. A-132-01-60);

58.     228°      46’      24”     279.17 feet along the southerly

side of Kapoho-Pahoa Road (Proj. No. S-0132(1)).

59.     Thence along the southerly side of Kapoho-Pahoa Road

(Proj. No. S-0132(1)), along a curve to the right having a radius of 1607.02 feet, the chord azimuth and distance being:

236°     46’     24”     447.31 feet;

60.     244°     46’     24”     2650.28 feet along the southerly

side of Kapoho-Pahoa Road (Proj. No. S-0132(1));

61.     Thence along the southerly side of Kapoho-Pahoa Road

(Proj. No. S-0132(1)), along a curve to the right having a radius of 1498.15 feet the chord azimuth and distance being:

248°     31’     24”     195.97 feet;

62.     Thence continuing along the southerly side of

Kapoho-Road (Proj. No. 5-0132(1)), along a curve to the right having a radius of 1115.92 feet, the chord azimuth and distance being:

259°     35*     24”     284.23 feet;

63.     Thence continuing along the southerly side of

Kapoho-Pahoa Road (Proj. No. S-0132(1)), along a curve to the right having a radius of 1498.15 feet, the chord azimuth and distance being:

269°     04'     13”     113.12 feet;

64.     277°     15'     54”     450.36 feet along the southerly

side of Kapoho-Pahoa Road (Proj. No. S-0132(1));

65.     Thence along the remainder of L.P. 8177 and R.P.

4497, L.C. Aw. 8559, Apana 5 to C. Kanaina, along a curve to the right having a radius of 40.00 feet, the chord azimuth and distance being: 7°     20'     04”“     34.24 feet;

Thence along the remainder of L.P. 8177 and R.P. 4497,

L.C. Aw. 8559. Apana 5 to C. Kanalna for the next thirty nine (39) courses, the azimuths and distances being:

66.	302°	40’	24”	5.00	feet;

67.	32°	40’	24”	26.67	feet;

68.	52°	37’	24”	135.95	feet;

69.	38°	26’	24”	225.17	feet;

70.	54°	45’	24”	36.60	feet;

71.	31°	45’	24”	252.93	feet;

72.	15°	05’	24”	6.79	feet;

73.	77°	02’	24”	350.29	feet;

74.	83°	45’	24”	132.20	feet;

75.	74°	49’	24”	97.93	feet;

76.	41°	26’	24”	65.32	feet;

77.	27°	14’	24”	546.76	feet;

78.	306°	32’	24”	343.25	feet;

79.	61°	23’	24”	958.61	feet;

80.	64°	54'	24”	354.14	feet;

81.	62°	49’	24”	285.05	feet;

82.	64°	32’	24”	197.17	feet;

83.	344°	04’	54”	816.37	feet;

84.	55°	17’	24”	68.36	feet;

85.	18°	50’	24”	23.76	feet;

86.	342°	23'	24”	428.66	feet;

87.	322°	39’	24”	121.88	feet;

88.	304°	14’	24”	180.13	feet;

89.	294°	18’	24”	291.64	feet;

90.	270°	59’	24”	235.52	feet;

91.	266°	59’	24”	234.48	feet;

92.	210°	11’	24”	209.22	feet;

93.	221°	37’	24”	75.90	feet;

94.	235°	37’	24”	84.79	feet;

95.	248°	41’	24”	92.41	feet;

96.	263°	16’	24”	164.85	feet;

97.	258°	40’	24”	240.44	feet;

98.	249°	45’	24”	154.26	feet;

99.	254°	20’	24”	124.75	feet;

100.	245°	20’	24”	119.50	feet;

101.	253°	52’	24”	114.86	feet;

102.	5°	26’	24”	157.53	feet;

103.	343°	45’	24”	196.61	feet;

104.	6°	20’	57”	1108.69	feet

105.	60°	30’	00”	700.65	feet along Lot 3-A-3, portion of Grant 3209 to Robert Rycroft;

106.	60°	42’	20”	2187.60	feet along Lots 8-2 and B-l and Lanipuna Gardens, Increment 1 (File Plan 1340);

107.	73°	10’	00”	1942.14	feet along Lanipuna Gardens, Increment 1 (File Plan 1340);

108.	163°	10’	00”	342.45	feet along Hawaii Geothermal Research Project Site;

109.	73°	10’	00”	610.52	feet along Hawaii Geothermal Research Project Site to the point of beginning and containing an Area of 557.18 Acres.

(3)	Being a portion of L.P. 8177 and R.P. 4497, L.C. Aw. 8559. Apana 5 to C. Kanaina, Kapoho, Puna, Hawaii,

Beginning at the southwest corner of this parcel of land, being also the northeast corner of Grant 3209 to Robert Rycroft and the west corner of Grant 6845 to Robert Napalapalai, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KALIU” being 9,155.29 feet North and 13,666.78 feet East and running by azimuths measured clockwise from True South:

1.	186°	20’	57”	1108.69 feet along the remainder of L.P. 8177 and R.P. 4497, Apana 5 to C. Kanaina;

2.	242°	04’	24”	694.21 feet along the southeasterly side of 20 feet road;

3.	235°	34’	24”	676.73 feet along the southeasterly side of 20 feet road; Thence along the remainder of L.P. 8177 and R.P. 4497. Apana 5 to C. Kanaina for the next ten (10) courses, the azimuths and distances being:
4.	296°	41’	24”	89.16	feet;

5.	290°	49’	24”	265.76	feet;

6.	264°	10’	24”	372.80	feet;

7.	198°	23'	54”	1150.00	feet;

8.	273°	29'	24”	451.14	feet;

9.	240°	22'	24”	240.00	feet;

10.	182°	02’	24”	100.00	feet;

11.	243°	53'	54”	483.40	feet;

12.	233°	48’	24”	226.80	feet;

13.	223°	02’	24”	648.90	feet;

14.	163°	07’	24”	259.15	feet along the northeast side of road;

15.	146°	57’	24”	415.75	feet along the northeast side of 20 feet road;
16.	121°	57'	54”	307.04	feet along the northeast side of 20 feet road;

17. Thence along the southeast side of Kapoho-Pahoa Road

(Project No. ERP ER 3(1)), along a curve to the left having a radius of 2894.79 feet, the chord azimuth and distance being:

256     55'    48.2” 224.46 feet;

Thence along the remainder of L.P. 8177 and R.P. 4497, Apana 5 to C. Kanaina for the next seven (7) courses, the azimuths and distances being;

18.	289°	01’	24”	107.97	feet;

19.	281°	27’	24”	705.00	feet;

20.	302°	47’	24”	966.32	feet;

21.	354°	37’	24”	233.00	feet;

22.	328°	07’	24”	66.00	feet;

23.	281°	32’	24**	292.00	feet;

24.	263°	00’	24”	88.00	feet;

25.	34°	12’	24**	381.63	feet along the westerly side
					of 20 feet road;
26.	32°	08’	24”	120.81	feet along the westerly side
					of 20 feet road;
27.	25°	39’	24”	88.76	feet along the westerly side
					of 20 feet road;
28.	18°	18’	24”	82.03	feet along the westerly side of 20 feet road;

29. Thence along the westerly side of 20 feet road. along a curve to the right having a radius of 20.00 feet, the chord azimuth and distance being: 61° 27’ 24” 27.36 feet;
30.	104°	36’	24”	250.78 feet along the northerly side of 20 feet road;

31.	90°	28’	54”	123.58 feet along the northerly side of 20 feet road;

32.	21°	44’	24”	71.08 feet along the westerly side of 20 feet road;

33.	359°	55’	24”	410.82 feet along the westerly side of 20 feet road;

34.	352°	32'	24”	137.09 feet along the westerly side of 20 feet road;

35.	318°	05’	24”	521.10 feet along the westerly side of 20 feet road;

36.	346°	25'	24”	93.15 feet along the westerly side of 20 feet road;

37.	9°	59'	24”	284.02 feet along the westerly side of 20 feet road;

38.	6°	43'	24”	140.76 feet along the westerly side of 20 feet road;

39.	73°	44'	04”	5556.04 feet along Grant 6845 to

Robert Napalapalai to the point of beginning and containing an area of 240.76 Acres.

(4)

Being portions of L.P. 8177 and R.P. 4497, L.C. Aw. 8559, Apana 5 to C. Kanaina, Kapoho, Puna, Island of Hawaii, Hawaii,

Beginning at the northerly corner of this parcel of land on the southwest side of Pohoiki Road, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KALIU” being 10,013.20 feet North and 5,757.20 feet East and running by azimuths measured clockwise from True South:

1.	306°	06’	54”	1086.26 feet along Pohoiki Road to a 1/2” pipe (found);

2.	36°	06’	54”	300.00 feet along the remainder of L.P. 8177 and R.P. 4497, L.C; Aw. 8559, Apana 5 to C. Kanaina;

3.	141°	33’	14”	1126.93 feet along Grant 13156 to Kapoho Land Development Company, Limited to the point of beginning and containing an area of 3.741 Acres.